                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant                     /X/

Filed by a party other than the registrant   / /

Check the appropriate box:

     /  / Preliminary proxy statement     / / Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
     /X/  Definitive proxy statement
     / /  Definitive additional materials

/ /      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          UNIMED PHARMACEUTICALS, INC.
================================================================================


                (Name of Registrant as Specified in Its Charter)

================================================================================

         (Name of Person(s) Filing Proxy Statement, if other than the
                                   Registrant)

Payment of filing fee (Check the appropriate box):

         /X/      No fee required.

         / /      Fee computed on table below per Exchange Act Rules 14a-6(i)
and 0-11.

         (1) Title of each class of securities to which transaction applies: ________________________________________

         (2)      Aggregate number of securities to which transaction applies:
_________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:
                  _________________________________________________________

         (5)      Total fee paid:__________________________________________

         / /      Fee paid previously with preliminary materials.

         / /      Check box if any part of the fee is offset as provided by
Exchange Act Rule O-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, schedule or registration statement no.:

         (3)      Filing party:

         (4)      Date filed:

                                [UNIMED LOGO]

                          UNIMED PHARMACEUTICALS, INC.

                            2150 EAST LAKE COOK ROAD
                            BUFFALO GROVE, IL 60089
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 28, 1998
                            ------------------------

     The Annual Meeting of Stockholders of UNIMED Pharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held at Harris Trust and Savings Bank, Presentation Room, Room 20C, 111 West Monroe Street, Chicago, Illinois 60603, on May 28, 1998, at 10:00 a.m., Chicago time, for the following purposes:

     1. To elect two nominees as directors for a term of three years (expiring in 2001) and until their successors are duly elected and qualified.

     2. To consider and act upon a proposal to approve the Company's 1998 Long-Term Incentive Plan and in satisfaction of the requirements of
        Section 162(m) of the Internal Revenue Code of 1986.

     3. To consider and act upon a proposal to amend the Company's 1991 Stock Option Plan.

     4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has set April 3, 1998, as the record date for the Meeting. Only holders of the Company's Common Stock of record at the close of business on such date will be entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed.

                                          By Order of the Board of Directors,

                                          DAVID E. RIGGS,
                                          Secretary

Dated: April 29, 1998

                                   IMPORTANT

   WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING, THEREBY SAVING YOUR COMPANY THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

                                [UNIMED LOGO]

                          UNIMED PHARMACEUTICALS, INC.

                            2150 EAST LAKE COOK ROAD
                            BUFFALO GROVE, IL 60089

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 28, 1998

                              GENERAL INFORMATION

     The accompanying proxy is solicited by the Board of Directors of Unimed Pharmaceuticals, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held at Harris Trust and Savings Bank, Presentation Room, Room 20C, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 a.m., Chicago time, on May 28, 1998, and any and all adjournments thereof. The Proxy Statement and the form of proxy enclosed herewith were first mailed on or about April 29, 1998 to stockholders of record on April 3, 1998. Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Company at any time prior to its use or by voting in person at the Annual Meeting.

     The cost of soliciting proxies will be borne by the Company. Directors, officers and regular employees of the Company may solicit proxies by telephone, telegram and personal interview. The Company may also hire a proxy solicitor. The Company also will bear the expense of brokers who, at the request of the Company, mail to their customers copies of the enclosed Annual Report, Notice of Meeting and Proxy Statement, and form of Proxy.

     Only holders of issued and outstanding shares of the Company's Common Stock of record at the close of business on April 3, 1998 are entitled to notice of, and to vote at, the Annual Meeting. The number of shares of Common Stock outstanding on April 3, 1998, was 9,051,942. The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum.

     Each holder of shares of Common Stock is entitled to one vote per share on all matters properly coming before the Meeting. Stockholders are not permitted to cumulate votes for purposes of electing directors or otherwise. A plurality of the votes cast in person or by proxy is necessary to elect the directors. An affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, is required for approval of each other item being submitted to the stockholders for consideration. Abstentions and "broker non-votes" are each included in the determination of the number of shares present and voting, with each tabulated separately. Abstentions are counted in tabulations of the votes cast on a matter presented to the stockholders. Broker non-votes are not counted for purposes of determining whether a matter has been approved. Any unmarked proxies, including those submitted by brokers or nominees, will be voted for the candidates nominated and for all items submitted by management to the stockholders for approval.

                             ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes in accordance with the Company's Certificate of Incorporation, as amended. The class of directors (Class III) whose term will expire at the 1998 Annual Meeting currently consists of two directors. Pursuant to the Company's bylaws, the Board of Directors has set the number of directors of the Company at five, of which two directors are designated as Class III (term expiring 1998), one director is designated as Class I (term expiring in 1999) and two directors are designated as Class II (term expiring in 2000). The nominees for election as Class III directors to be voted upon at the meeting are James J. Lempenau, a current director of the Company, and Ronald L. Goode, Ph.D. Each of Mr. Lempenau and Dr. Goode is nominated for election for a term of three years and until his successor is duly elected and qualified. If a nominee becomes unavailable for election for any reason, the persons named in the form of proxy will vote for any nominee who shall be designated by the present Board of Directors.

     The following table presents the names, ages and principal occupations of the nominees and the other members of the Board of Directors. Information concerning their beneficial ownership of Company Common Stock is presented under Ownership of Shares below.

                       MEMBERS OF THE BOARD OF DIRECTORS

                       NOMINEES FOR ELECTION AS DIRECTORS
                                  (Class III)

                                                  DIRECTOR
                   NAME                     AGE    SINCE                PRINCIPAL OCCUPATION
                   ----                     ---   --------              --------------------
James J. Lempenau.........................  68      1983     Chartered Financial Analyst; President and
                                                             a Director since 1981 of The Income
                                                             Builder, Inc., an investment advisory firm.
Ronald L. Goode, Ph.D.....................  52      1997     President, Chief Executive Officer and a
                                                             Class I Director of the Company since
                                                             November, 1997; Executive officer of G.D.
                                                             Searle & Co. from 1986 through October,
                                                             1997 holding positions of increasing
                                                             responsibility including Corporate Senior
                                                             Vice President and President Asia/Pacific
                                                             World Area, Executive Vice President of
                                                             International Operations, and Senior Vice
                                                             President of Commercial Development;
                                                             Officer in the areas of clinical research
                                                             and scientific affairs of Pfizer
                                                             Pharmaceuticals, Inc. from 1976 to 1986.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2000
                                   (Class II)

                                                  DIRECTOR
                   NAME                     AGE    SINCE                PRINCIPAL OCCUPATION
                   ----                     ---   --------              --------------------
John N. Kapoor, Ph.D......................  54      1991     Non-executive Chairman of the Board of the
                                                             Company since October 1993; Chairman of the
                                                             Board and Chief Executive Officer of the
                                                             Company from May 1992 through October 1993;
                                                             Chairman of OptionCare, Inc., a franchisor
                                                             of home infusion therapy businesses, since
                                                             October 1990; President of EJ Financial
                                                             Enterprises, Inc., a consulting and private
                                                             investment firm, since 1990; Chief
                                                             Executive Officer of Akorn, Inc., an
                                                             ophthalmics company since May 1996, and a
                                                             Director since December 1991; Chairman of
                                                             Lyphomed, Inc., a pharmaceutical company,
                                                             from 1983 to 1990; Director of Bone Care
                                                             International, Inc., a pharmaceutical
                                                             development company; Director of NeoPharm,
                                                             Inc., an oncology company.
Roland Weiser.............................  67      1989     Chairman of Intervista, an international
                                                             pharmaceutical consulting group, since
                                                             1985; Director, GAM Funds, Inc., a
                                                             diversified open end investment company
                                                             since 1988; Senior Vice President of
                                                             Schering-Plough Corp. (International) from
                                                             1978 to 1984.

                      DIRECTORS WHOSE TERM EXPIRE IN 1999
                                   (Class I)

                                                   DIRECTOR
                   NAME                     AGE      SINCE               PRINCIPAL OCCUPATION
                   ----                     ---    --------              --------------------
Gilbert E. Dwyer..........................  70    To be         President, Chief Executive Officer and
                                                  appointed     a Director of Southern Research
                                                  by Board      Institute, a scientific research
                                                                organization since January, 1997;
                                                                Founder and a Director of Marine Trade
                                                                and Development International, Inc., a
                                                                marine resources development
                                                                organization since January, 1996;
                                                                President of Dwyer Consulting Group,
                                                                Inc., a corporate strategy and
                                                                organization consulting firm from 1985
                                                                through 1996.

     The Articles of Incorporation of the Company authorize only the Board of Directors to elect directors to fill vacancies on the Board in classes that are not then subject to election by the stockholders. Pursuant to this authority, upon his appointment as President and Chief Executive Officer of the Company on November 13, 1997, Dr. Goode was elected as a Class I director. Dr. Goode filled the vacancy created by the resignation of the past president of the Company in January 1997. Immediately preceding the Annual Meeting of Stockholders, Dr. Goode will resign as a Class I director so that the stockholders of the Company can vote on his election to the Board of Directors as a Class III director. Pursuant to the Articles of Incorporation of the Company, the Board of Directors intends to appoint Gilbert E. Dwyer to fill the vacancy created in Class I at the annual meeting of the board of directors immediately following the 1998 Annual Meeting of Stockholders.

As a Class I director, Mr. Dwyer's term will expire in 1999 and either Mr. Dwyer or his successor will be presented to the stockholders at the 1999 Annual Meeting of Stockholders for election as a Class I director.

     The Board of Directors of the Company held four meetings during 1997. The Company has an Audit Committee and a Compensation Committee. During fiscal 1997, the Audit Committee met once and the Compensation Committee met two times. The Compensation Committee also conferred numerous times by telephone during the year. The Audit Committee consists of James J. Lempenau (Chairman), Roland Weiser and Fred Holubow. The Audit Committee acts as a liaison between the Company and its independent auditors and reports on matters pertaining to the Company's independent audit and the Company's accounting policies. The Compensation Committee, which consists of Roland Weiser (Chairman), Fred Holubow and James J. Lempenau, evaluates and determines executive officer compensation. The Company does not have a standing nominating committee. Each director attended or participated in at least 75% of the board meeting and meetings of committees of which he is a member.

     The John N. Kapoor Trust (the "Trust"), an affiliate of John N. Kapoor, Ph.D., Chairman of the Company, has the right to nominate two persons to the Board of Directors as long as the Trust owns beneficially 880,000 shares of securities of the Company entitled to vote for the election of directors (the "Voting Securities"). The Trust may continue to nominate one person as long as the Trust owns beneficially less than 880,000 shares, but at least 220,000 shares, plus an additional number of shares equal to 5% of future issuances of Voting Securities (other than shares issued upon the exercise of options and warrants outstanding on the date the Trust agreed to purchase Common Stock of the Company). Dr. Kapoor is the Trust's representative on the Board of Directors.

     The Company's By-laws permit any stockholder to nominate one or more persons for election as directors at an Annual Meeting of Stockholders, provided such stockholder's intent to make such nomination(s) has been personally delivered or mailed to the Secretary of the Company no later than 60 days in advance of the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE RE-ELECTION OF JAMES J. LEMPENAU AND THE ELECTION OF RONALD L. GOODE, PH.D TO THE COMPANY'S BOARD OF DIRECTORS.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation for services to the Company for fiscal 1997 to Ronald L. Goode, Ph.D., the President and Chief Executive Officer of the Company, Robert E. Dudley, Ph.D. and Stephen M. Simes, Chief Executive Officers of the Company during 1997, David E. Riggs, Chief Financial Officer and Senior Vice President of the Company, and John E. Lee, former Vice President, Sales and Marketing of the Company (together the "1997 Named Officers"). No other person who served as an executive officer of the Company in fiscal 1997 received more than $100,000 in salary and bonus in fiscal 1997.

                           SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION                 LONG-TERM COMPENSATION AWARDS
                               --------------------------------------   --------------------------------------
                                                                        RESTRICTED
                                                         OTHER ANNUAL     STOCK                      OTHER
                                      SALARY    BONUS    COMPENSATION     AWARDS     OPTIONS      COMPENSATION
 NAME AND PRINCIPAL POSITION   YEAR      $        $          $(1)           $         #(2)            $(3)
 ---------------------------   ----   ------    -----    ------------   ----------   -------      ------------
Ronald L. Goode(4)...........  1997    33,173        0       1,624          0        400,000              0
  President and Chief
  Executive Officer
Robert E. Dudley(5)..........  1997   204,000   50,000       7,200          0        125,000          4,750
  Senior Vice President        1996   150,000   45,000       7,200          0              0          4,750
                               1995   140,000   42,000       7,200          0        100,000         51,765
Stephen M. Simes(6)..........  1997   220,000        0      12,000          0              0          1,413
  Former President and Chief   1996   220,000   88,000      12,000          0              0         10,604
  Executive Officer            1995   200,000   80,000       9,890          0        360,000(7)      10,570
David E. Riggs...............  1997    96,667   20,000       7,200          0         25,000          4,750
  Senior Vice President,
     Chief                     1996    76,125   18,150       7,200          0              0          4,750
  Financial Officer,
     Secretary                 1995   114,583   42,917       6,600          0         90,000(8)       4,620
  and Treasurer
John E. Lee..................  1997   165,000        0       7,200          0         65,000(9)     103,663
  Former Vice President,       1996    77,500   23,250       3,000          0        100,000          1,615
  Sales and Marketing

---------------
(1) Represents the compensation portion of car allowances advanced to the 1997 Named Officers.

(2) Except as otherwise noted in note (4), the stock options become exercisable 25% on the anniversary of the date of grant and an additional 25% on each anniversary date thereafter until exercisable in full. Exercisability will be accelerated in the event of a "change of control."

(3) Represents the matching contribution ($4,750 per officer) made by the Company to its 401(k) Plan for each of the executive officers listed above. For Dr. Dudley in 1995, this amount represents the Company 401(k) matching contribution, expenses paid by the Company related to Dr. Dudley's relocation ($35,469) and the taxes associated with those relocation expenses ($11,676). For Mr. Simes, this amount includes insurance premiums ($4,181) and taxes associated with those premiums ($1,673). For Mr. Lee in 1997, this amount includes expenses paid by the Company related to Mr. Lee's relocation ($74,415) and the taxes associated with such relocation expenses ($24,498).

(4) Dr. Goode joined the Company as President and Chief Executive Officer on November 13, 1997. Dr. Goode's Employment Agreement is described under "Certain Transactions." The options granted to Dr. Goode include an incentive stock option to purchase 66,665 shares of Common Stock exercisable in five equal annual installments of 13,333 shares each beginning November 14, 1997, and non-qualified stock options to purchase 333,335 shares of Common Stock, of which options to purchase 36,667 vested on November 14, 1997, and options to purchase 296,668 shares of Common Stock vest in 48 monthly installments beginning December 13, 1997; however, non-qualified stock options to purchase up to

    100,000 shares shall not be exercisable unless and until certain mutually agreed upon milestones are achieved.

(5) Dr. Dudley joined the Company in December 1994. He served as Chief Executive Officer and interim President from January 13, 1997 to November 13, 1997. Dr. Dudley served as Vice President-Clinical and Regulatory Affairs from December, 1994 through January 13, 1997. He currently serves as a Senior Vice President of the Company. Dr. Dudley's Employment Agreement is described under "Certain Transactions."

(6) Mr. Simes joined the Company on October 25, 1994 and resigned as President and Chief Executive Officer on January 13, 1997. The employment agreement entered into between Mr. Simes and the Company provides for salary continuation through February 12, 1998.

(7) The 360,000 options granted to Mr. Simes in 1995 represented 60,000 new options and a repricing of 300,000 options granted to him in 1994. On January 13, 1997, options to purchase 170,000 shares of Common Stock terminated and soon thereafter options to purchase 190,000 shares of Common Stock were exercised.

(8) The 90,000 options granted to Mr. Riggs in 1995 represents 10,000 new options and the repricing of options granted in 1994 and repriced in each of 1994 and 1995.

(9) The 65,000 options granted to Mr. Lee represents 15,000 options granted to Mr. Lee in 1997 and 50,000 options which were granted in 1996 and repriced in 1997.

                       OPTION GRANTS IN FISCAL YEAR 1997

     The following table sets forth information with respect to stock options granted during the fiscal year ended December 31, 1997 to the 1997 Named Officers. All options were granted under the Company's 1991 Stock Option Plan.

                               INDIVIDUAL GRANTS

                                                                                          POTENTIAL REALIZABLE
                                                                                            $ VALUE ASSUMING
                                                                                         ANNUAL RATES OF STOCK
                                                                                         PRICE APPRECIATION FOR
                                                % OF TOTAL                                    OPTION TERM
                          NO. OF SECURITIES       OPTIONS       EXERCISE    EXPIRATION   ----------------------
          NAME            UNDERLYING GRANT        GRANTED       PRICE$/SH      DATE         5%           10%
          ----            -----------------     ----------      ---------   ----------      --           ---
Ronald L. Goode.........       400,000             35.96          7.50       11/13/07    1,886,684    4,781,227
Robert E. Dudley........        75,000              6.74          5.13       04/24/07      241,967      613,192
                                50,000              4.49          7.50       11/13/07      235,835      597,653
Stephen M. Simes........            --                --            --             --           --           --
David E. Riggs..........        25,000              2.25          5.13       04/24/07       80,656      204,397
John E. Lee.............        50,000              4.49          5.13       04/24/07      161,311      408,795
                                15,000              1.35          5.13       04/24/07       48,393      122,638

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR,
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to stock options exercised during the fiscal year ended December 31, 1997, and the value at December 31, 1997 of unexercised stock options held by the 1997 Named Officers:

                                                                          NUMBER OF             VALUE OF
                                                                         UNEXERCISED       UNEXERCISED OPTIONS
                                                                      OPTIONS AT FISCAL      IN-THE-MONEY AT
                                                                          YEAR-END          FISCAL YEAR END*
                                     SHARES ACQUIRED     VALUE          EXERCISABLE/          EXERCISABLE/
                                       ON EXERCISE      REALIZED        UNEXERCISABLE         UNEXERCISABLE
               NAME                        (#)            ($)                (#)                   ($)
               ----                  ---------------    --------      -----------------    -------------------
Ronald L. Goode....................            0               0       54,098/345,902           3,381/21,619
Robert E. Dudley...................            0               0       50,000/175,000        190,625/376,188
Stephen M. Simes...................      136,500        $656,906**                0/0                    0/0
David E. Riggs.....................            0               0        77,500/37,500        360,469/108,469
John E. Lee........................            0               0        25,000/90,000         35,813/308,175

-------------------------
 * Represents the fair market value at December 31, 1997, of the Common Stock underlying the options minus the exercise price.

** Represents the aggregate amount of fair market value at the date of exercises in excess of the aggregate exercise price of the options.

                         REPRICING OF EXISTING OPTIONS

     In April 1997, the Compensation Committee of the Company, acting upon the recommendation of the Board of Directors, determined that it would serve as a strong motivating incentive to grant John E. Lee additional options and to replace the options previously granted to Mr. Lee with new options priced at current market values. In addition, the Committee, with the Board's recommendation, determined on April 24, 1997 that it was in the best interest of the Company to accelerate the vesting of the replacement options granted to Mr. Lee in order to allow such replacement options to vest on the same dates as the originally granted options would have vested.

     The following table sets forth information with respect to stock options granted to the 1997 Named Officers, the exercise price of which has been repriced during the fiscal year ended December 31, 1997 and with respect to all repricings of options held by any current executive officers during the last ten completed fiscal years.

                                                           MARKET PRICE    EXERCISE PRICE                LENGTH OF ORIGINAL
                                      NUMBER OF SHARES     OF SHARES AT     OF SHARES AT       NEW          OPTION TERM
                                     UNDERLYING OPTIONS      TIME OF          TIME OF        EXERCISE    REMAINING AT DATE
        NAME               DATE         REPRICED(#)        REPRICING($)     REPRICING($)     PRICE($)    OF REPRICING(YRS)
        ----               ----      ------------------    ------------    --------------    --------    ------------------
John E. Lee..........      3/8/96          37,000              5.13             7.13           5.13             8.875
                           4/8/96          13,000              5.13             7.50           5.13             8.96
David E. Riggs.......     1/19/95          80,000              2.75             3.38           2.75             9.75
                         10/11/94          20,000              3.38             7.75           3.38             7.83
                         10/11/94          30,000              3.38             8.00           3.38             7.58

                           COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company receive an annual stipend of $6,000 for serving on the Board and its committees, an additional $1,000 for each directors' meeting which they attend (excluding meetings held by telephone), $500 for each committee meeting they attend (excluding meetings held by telephone) and reimbursement of out-of-pocket expenses in connection with their attendance at directors' meetings. The 1991 Stock Option Plan provides for a grant of options to purchase 10,000 shares of Common

Stock to each new non-employee director on the date he or she first becomes a director, and annual stock option grants of 7,500 shares of Common Stock to non-employee directors. If the proposals to adopt the 1998 Long-Term Incentive Plan and to amend the 1991 Stock Option Plan are approved by the stockholders, beginning in 1998, the 1998 Long-Term Incentive Plan, and not the 1991 Stock Option Plan, will control the grant of options to non-employee directors. See 1998 Long-Term Incentive Plan -- Non-Employee Directors' Options, below. In 1997, Dr. John Kapoor, Chairman of the Company, was granted a non-qualified option to purchase 100,000 shares of Common Stock at an exercise price of $5.13 per share, the fair market value of the Common Stock on the date of grant. The option vests over a four year term.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors, consisting of three non-employee directors, Roland Weiser, Chairman, Fred Holubow and James J. Lempenau, has issued the following report with respect to executive compensation:

          The Company's compensation policies applicable to its executive officers are administered by the Compensation Committee of the Board of Directors. These policies are designed to strengthen the capabilities and financial performance of the Company by aligning the financial interests of its executive officers with those of its stockholders.

          The three primary components of executive compensation are base salary, incentive bonuses, and long-term incentive compensation. All three are administered according to compensation guidelines approved by the Board of Directors. These guidelines provide that a significant portion of management's compensation be tied to the performance of the Company.

          In early 1997, the Compensation Committee engaged a national consulting firm to advise it with regard to executive compensation. The consulting firm reviewed the compensation guidelines and practices applied by the Compensation Committee and made certain recommendations which were adopted by the Committee. The consulting firm confirmed the importance of the long established, Board approved, principle that a significant portion of management's compensation be tied to the performance of the Company. In that regard, stock options have been the preferred benefits long-term incentive because management benefits only if the stockholders benefit by higher market prices for the Company common stock.

          Base salaries are expected to be at the median of those paid by comparable companies. Incentive bonuses are to be awarded at the discretion of the board only in reward for the achievement of targets, which are set annually, to drive the Company towards its strategic objectives. Bonuses, in cash or shares of Company common stock, are calculated on the basis of measurable goals, some quantitative and others related to strategic objectives.

          The Committee recommends the salaries of the executive officers and the yearly incentive bonus program, and administers the 1991 Stock Option Plan under which the employee stock options are granted. If adopted, the 1998 Long-Term Incentive Plan also will be administered by the Committee. All components of executive compensation are reviewed for competitiveness by referring to a survey prepared by an independent professional organization. The 1997 survey used by the Committee was prepared by an executive compensation consultant and covered 376 public companies in the biopharmaceutical industry.

     BASE SALARY

          The 1997 salary for the then President and Chief Executive Officer, Stephen M. Simes, was consistent with the terms of Mr. Simes employment agreement.

          On January 13, 1997, Mr. Simes resigned his position as President and Chief Executive Officer and a director of the Company. Dr. Robert Dudley, the then Vice President of Clinical & Regulatory Affairs, was appointed by the Board of Directors as Chief Executive Officer and interim President. The 1997 salary for Dr. Dudley, was based upon his base salary in effect on January 13, 1997 (in accordance with his employment agreement) plus an additional $4,000 per month for accepting the additional responsibilities of Chief Executive Officer and interim President.

          The Committee also reviewed the salaries recommended by Dr. Dudley for the executive officers reporting to him and recommended these for approval to the Board. All these salaries were evaluated for competitiveness to the previously mentioned industry survey.

          The annual salary for Dr. Ronald Goode, President and Chief Executive Officer of the Company beginning on November 13, 1997, was the result of arm's-length negotiations of a comprehensive Employment Agreement between Dr. Goode and Dr. Kapoor, Chairman of the Company, with Dr. Kapoor following compensation levels recommended by the Committee. The annual salary of $250,000 payable to Dr. Goode is commensurate with his many years of experience as a pharmaceutical company executive officer and is within the range of base salaries for chief executive officers as reported in the 1997 survey prepared by the Company's compensation consultants.

     INCENTIVE BONUS AWARDS

          Bonus awards for 1997 were granted on the basis of financial goals and product development and product marketing objectives established in early 1997. For Dr. Dudley, the Committee considered the potential impact of the goals achieved, and recommended to the Board that a stock bonus having a total value of $50,000 be granted. As Dr. Goode's employment as Chief Executive Officer did not begin until late in 1997, no bonus was awarded to him for 1997. For the other officers, bonus awards were reviewed by the Committee as recommended by Dr. Goode for approval by the Board in January 1998.

          Beginning in 1998, Dr. Goode will be eligible to receive from the Company annual bonuses of up to 50% of his base salary. These bonuses will be determined based on the achievement of specific strategic plans and goals for the applicable year. Bonuses may vary depending upon the achievement of threshold, budget or target goals.

     STOCK OPTION PLAN GRANTS

          The Board has determined that all employees should have an interest in the Company and its stock. Therefore, options are granted to every employee at the time of hire. The number of options granted to new employees varies directly with responsibilities and salary level. Awards are typically made annually at fair market value at the time of grant.

          Consistent with the Board's desire that all employees have an interest in the Company and to best align the interest of senior management with that of the stockholders, during 1997 the Committee granted options to purchase 125,000 shares of Common Stock to Robert Dudley, the then Chief Executive Officer. Similarly, options to purchase up to 400,000 shares of Common Stock were granted to Dr. Goode in connection with his accepting the position of President and Chief Executive Officer, of which 13,333 incentive stock options and 36,667 non-qualified stock options (50,000 total shares) vested on the day after his employment began, 53,332 incentive stock options are to vest in annual installments of 13,333 each, and 296,668 options vest monthly beginning with the one month anniversary of his employment (of which up to 100,000 options are subject to exercise only upon the achievement of specific milestones negotiated between Dr. Goode and the Committee).

          In September 1995, the Board recommended to the Committee that a pool of shares be set aside each year, and as a guideline this pool will be equal to a maximum of 1% of the outstanding stock of the Corporation. This pool is to be used as an allotment for existing employees, with option grants to new employees and others exempt from this established annual pool. However, the Committee may use another percentage from time to time, as may be confirmed by the Board. In April 1997, the Committee granted options to employees using the guidelines.

                                          Respectfully submitted,

                                          Compensation Committee

                                          Fred Holubow
                                          James J. Lempenau
                                          Roland Weiser (Chairman)

                               PERFORMANCE GRAPH

     The following performance graph compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock to the cumulative return* of the NASDAQ (U.S.) Stock Market Index and the NASDAQ Pharmaceutical Stock Index for the five fiscal years ended December 31, 1997.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMONG
          UNIMED PHARMACEUTICALS, INC., NASDAQ (US) STOCK MARKET INDEX
                     AND NASDAQ PHARMACEUTICALS STOCK INDEX

                                                                                           NASDAQ
                                                       UNIMED            NASDAQ            MARKET
               MEASUREMENT PERIOD                 PHARMACEUTICALS,  PHARMACEUTICALS      INDEX-U.S.
             (FISCAL YEAR COVERED)                      INC.             INDEX              COS.
1992                                                           100               100               100
1993                                                         35.56             89.13            114.80
1994                                                         22.78             67.08            112.21
1995                                                         58.89            122.72            158.70
1996                                                         62.22            123.08            195.20
1997                                                         67.22            127.18            239.53

     ASSUMES $100 INVESTED ON JANUARY 1, 1992 IN UNIMED COMMON STOCK, NASDAQ
(US) STOCK MARKET INDEX, AND NASDAQ PHARMACEUTICAL INDEX.

     *TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS.

                          UNIMED PHARMACEUTICALS, INC.
                         1998 LONG-TERM INCENTIVE PLAN

     A proposal will be presented at the Annual Meeting of the Stockholders to approve the Unimed Pharmaceuticals, Inc. 1998 Long-Term Incentive Plan (the "Long-Term Incentive Plan").

     The Board of Directors is recommending the adoption of the Long-Term Incentive Plan which will permit the granting of nonqualified stock options, incentive stock options, restricted stock, performance shares and performance units. The objectives of the Long-Term Incentive Plan are: (i) to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of the plan participants to those of the Company's stockholders, (ii) to provide the plan participants with an incentive for excellence in individual performance and
(iii) to promote teamwork among plan participants. In addition, the Long-Term Incentive Plan is intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of plan participants who make significant contributions to the Company's success and to allow plan participants to share in the success of the Company.

SUMMARY OF THE LONG-TERM INCENTIVE PLAN

     In general, the Long Term Incentive Plan will be administered by a committee (the "Committee") appointed by the board of directors to administer the plan. Where appropriate to qualify awards under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Committee shall have a minimum of two directors and shall consist solely of non-employee directors.

     The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the board of directors. The Committee will have the authority to select employees to participate in the Long-Term Incentive Plan and to determine the size, terms and conditions of the awards in a manner consistent with the Long-Term Incentive Plan. In no event may any grant or award under the Long-Term Incentive Plan have a term of more than 10 years from the date of grant.

     An aggregate of 1,000,000 shares of Common Stock of the Company have been reserved for issuance under the Long-Term Incentive Plan. All employees, including employees who are members of the board of directors, and all directors are eligible to participate in the Long-Term Incentive Plan. In addition, consultants of the Company are eligible to participate in nonqualified stock options under the Long-Term Incentive Plan. No participant may receive options, restricted stock or performance shares in excess of one-half of the total shares reserved for issuance under the Long-Term Incentive Plan. The stockholders of the Company previously approved the 1991 Stock Option Plan, which plan will continue in effect (subject to amendment as proposed herein). At March 13, 1998, a total of 71,106 shares of Common Stock remained available for grant under the 1991 Stock Option Plan, and the Company intends to continue to grant options under the 1991 Stock Option Plan until the plan expires.

STOCK OPTIONS

     Incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") may be granted to employees and consultants of the Company in such number and upon such terms, as determined by the Committee. The option price for each grant of an option shall be at least equal to 85% of the fair market value of a share on the date the option is granted in the case of a NQSO and 100% of the fair market value of a share on the date the option is granted in the case of an ISO.

NONEMPLOYEE DIRECTOR STOCK OPTIONS

     Each nonemployee director of the Company shall receive annually NQSOs to acquire 7,500 shares concurrent with the Board of Directors meeting immediately following the Company's annual meeting of stockholders. In the event that a nonemployee director begins service other than in connection with an annual meeting of the stockholders, such nonemployee director shall receive a grant of NQSOs to acquire 10,000 shares on the date of the first meeting of the Board on or after the date of the nonemployee director's election to the Board. In addition, each nonemployee director of the Company that is the Chairman of a standing committee of the Board shall receive NQSOs to acquire 1,000 shares concurrent with the Board of Directors meeting at which the nonemployee director is elected or re-elected Chairman of such standing committee. Each nonemployee director that is a member of a standing committee of the Board shall receive NQSOs to acquire 500 shares concurrent with the Board of Directors meeting at which the nonemployee director is elected or re-elected as a member of such standing committee. All NQSOs granted to non-employee directors will bear an exercise price equal to 100% of the fair market value of a share on the date the option is granted. The NQSOs granted to nonemployee directors shall become exercisable on the date of the first annual meeting of the stockholders of the Company next following the date of the grant, provided that the nonemployee director has been in attendance in person at one-half or more of the regularly scheduled meetings of the Board or committee, as the case may be, and subject to any restrictions and conditions as the Board shall provide.

RESTRICTED STOCK

     The Committee may also grant shares of restricted stock to employees in amounts and subject to restrictions and conditions as the Committee may deem advisable, including but not limited to, a requirement that employees pay a stipulated purchase price for each share of restricted stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

PERFORMANCE UNITS AND PERFORMANCE SHARES

     Performance units and/or performance shares may be granted to employees in such amounts and upon such terms, and at any time from time to time, as determined by the Committee. Each performance unit shall have an initial value that is established by the Committee at the time of the grant and each performance share shall have an initial value equal to the fair market value of a share on the date of the grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of the performance units/shares that will be paid to the employee.

     The performance measures to be used in determining the degree of payout and/or vesting with respect to awards to Named Executive Officers which are intended to qualify for the performance-based exception from the tax deductibility limitations of Code Section 162(m) shall be chosen by the Committee from the following: earnings per share, economic value added, market share, net income, operating profit, return on assets, return on equity, return on investment, revenue, share price, stock price growth, total stockholder return, debt reduction, cash flow, working capital management, bona fide National Drug Act filings and National Drug Act approvals.

EXERCISE AND TRANSFER OF AWARDS

     The exercise price of options granted under the Long-Term Incentive Plan is payable (a) in cash or its equivalents, (b) by tendering previously acquired shares of common stock having an aggregate fair market value at the time of exercise equal to the option exercise price, or (c) a combination of cash and shares of common stock. The Board also may allow cashless exercise of options as permitted under Federal Reserve Board Regulation T, subject to applicable securities law restrictions, or by other applicable means acceptable to the Board.

     Generally, options, restricted stock grants and performance awards are not transferrable during the participant's lifetime. However, NQSOs granted to non-employee directors may be transferred in connection with their estate and tax planning.

AMENDMENT, MODIFICATION AND TERMINATION

     The Long-Term Incentive Plan may be amended, suspended or terminated by the Board of Directors in whole or in part at any time; provided, however that no amendment which requires shareholder approval in order for the plan to continue to comply with Rule 16b-3 under the Exchange Act shall be effective without the requisite vote of the shareholders of the Company entitled to vote thereon.

CHANGE IN CONTROL

     Upon the occurrence of a Change in Control, as defined in the Long Term Investment Plan, all options granted under the Long Term Incentive Plan will become immediately exercisable and will remain exercisable throughout their entire term. In addition, upon the occurrence of a Change in Control, all awards of restricted stock, performance units and performance shares will be deemed to have been fully earned. The vesting of all awards denominated in shares will be accelerated as of the effective date of a Change in Control and plan participants shall be paid out in cash the pro rata amount based upon an assumed achievement of all relevant performance goals. The Board of Directors may modify the Change of Control provisions of the Long-Term Incentive Plan any time before a Change of Control occurs.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences of the Long Term Incentive Plan are summarized in the following discussion, which is intended for general information only. State and local income tax principles are not discussed and may vary from locality to locality.

     The grant of a stock option will not result in taxable income at the time of grant for the grantee or the Company. The grantee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising a NQSO, the grantee will recognize ordinary income in the amount by which the fair market value exceeds the option price; the Company will be entitled to a deduction for the same amount. The treatment to a grantee of a disposition of shares acquired through the exercise of an option depends on how long the shares are held and on whether the shares were acquired by exercising an ISO or a NQSO. Generally, there will be no tax consequence to the Company when shares acquired under an option are disposed of except that the Company may be entitled to a deduction if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

     A participant who receives a restricted stock grant under the Long Term Incentive Plan will have taxable income upon receipt. The participant will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the fair market value of the shares covered by the bonus stock award on the date of award. The Company will be required to withhold taxes on the income recognized by the participant.

     Unless an election is made under Section 83(b) of the Code, a participant who receives a grant of performance shares under the Long Term Incentive Plan will not have taxable income upon receipt, and the Company will not then be entitled to a deduction. However, when shares covered by such a grant become no longer subject to forfeiture, the participant will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date such forfeiture provisions lapse. If an election is made under Section 83(b), the participant will realize ordinary income at the date of grant equal to the fair market value of the shares at that date, and the Company will be entitled to a deduction in the same amount. If shares subject to such election are subsequently forfeited, the participant will not be allowed a deduction, refund or loss for tax purposes for such forfeited shares. Generally, whether or not an election is made under Section 83(b), the Company will be required to withhold taxes on the income recognized by participant.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1998 LONG-TERM INCENTIVE PLAN.

                                AMENDMENT OF THE
                          UNIMED PHARMACEUTICALS, INC.
                             1991 STOCK OPTION PLAN

     In 1991, the Board of Directors and stockholders of the Company adopted the Unimed Pharmaceuticals, Inc. 1991 Stock Option Plan (as amended on March 26, 1996, the "1991 Stock Option Plan"). The purpose of the 1991 Stock Option Plan is to induce employees and non-employee directors of the Company to remain in the employ of the Company, to attract new employees and non-employee directors and to encourage such employees (including consultants) and non-employee directors to secure or increase on reasonable terms their stock ownership in the Company.

THE AMENDMENTS

     The 1991 Stock Option Plan, as initially adopted, among other things, authorized the grant of options to purchase shares of common stock to non-employee directors of the Company. The Board of Directors has determined that, with the approval of the stockholders of the Company, the Long-Term Incentive Plan should be adopted. As described more fully herein, the Long-Term Incentive Plan provides, in part, for the grant of non-qualified stock options to nonemployee directors of the Company. The Board of Directors now recommends that the 1991 Stock Option Plan be amended to supersede the authority to grant options to non-employee directors under the 1991 Stock Option Plan with annual award options granted under the Long-Term Incentive Plan and to make reasonably comparable certain rights granted to non-employee directors as to options granted under the two plans.

     The proposed amendment to the 1991 Stock Option Plan provides that from the effective date of the Long Term Incentive Plan no options shall be granted to non-employee directors under the 1991 Stock Option Plan in any year in which an annual award of options was granted to non-employee directors under the Long-Term Incentive Plan.

     In addition, the amendment to the 1991 Stock Option Plan permits up to 100% of the payment of the option price payable upon the exercise of an option be made in kind by the delivery of shares of common stock having a fair market value equal to the portion of the option price. If adopted, the proposed amendment would also expand on the transferability of options granted under the 1991 Stock Option Plan to allow the board of directors, in its sole discretion, to permit a non-employee director to transfer an option to members of the director's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners, or to other persons or entities which are approved in advance by the board.

     Furthermore, the proposed amendment to the 1991 Stock Option Plan will allow each non-employee director's option agreement to govern such non-employee director's rights to exercise the options following the termination of the non-employee director's service with the Company, as opposed to the current provision of the 1991 Stock Option Plan which provides that upon the termination of a non-employee director, each option shall be terminated. As amended, the 1991 Stock Option Plan will also allow any non-employee director who is 65 years or older and who has been terminated, for any reason, to exercise his or her options through the tenth anniversary of the grant of such options.

SUMMARY OF THE 1991 STOCK OPTION PLAN

     An aggregate of 1,800,000 shares of common stock of the Company have been reserved for issuance under the 1991 Stock Option Plan. The 1991 Stock Option Plan is administered by a committee consisting of two or more "disinterested members" within the meaning of Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended, of the board of directors (the "1991 Committee"). The 1991 Committee is appointed annually by the board of directors, which may at any time and from time to time remove any members of the Committee and fill vacancies. The 1991 Committee has the discretion to determine which employees will receive stock options, whether such stock options will be incentive or non-incentive stock options and under what terms and prices such options shall be granted.

STOCK OPTIONS

     Pursuant to the terms of the 1991 Stock Option Plan as originally adopted, newly elected non-employee directors were granted an option to purchase 10,000 shares of common stock. In addition, each non-employee director was also annually granted an option to purchase 7,500 shares of common stock.

     The initial per share option price of any incentive stock option shall not be less than the fair market value of a share of the common stock of the Company on the date of the grant of such option; provided, however, that, in the case of a plan participant who owns more than 10% of the total combined voting power of the common stock of the Company at the time an incentive stock option is granted, the initial per share option price shall not be less than 110% of fair market value of a share of the common stock on the date of the grant.

     The initial per share option price of any non-incentive stock option shall not be less than 85% of the fair market value of a share of the common stock of the Company and the date of the grant of such option; provided, however, that in the case of a plan participant who is a non-employee director, the initial per share option price shall be 100% of the fair market value of a share of the common stock on the date of the grant.

     The total number of options that have been granted under the 1991 Stock Option Plan to all current executive officers of the Company, as a group, is 855,000. A total of 455,998 options has been granted to all current non-employee directors and 429,375 options have been granted to all employees, including all current officers who are not executive officers. Specific information regarding the options granted to the 1997 Named Officers of the Company may be found in the Summary Compensation Table and the Option Grants in Fiscal Year 1997 Table herein.

                              OWNERSHIP OF SHARES

     The following table presents information as of March 13, 1998 with respect to the beneficial ownership of the Company's Common Stock by all directors, all 1997 Named Officers (other than Stephen Simes, who resigned from the Company in January 1997), all persons known to the Company to own beneficially 5% or more of the Company's Common Stock, all nominees for election as director, and all current officers and directors as a group. The Company's only class of equity securities outstanding is its Common Stock:

                                                                     SHARES OF
                                                                    BENEFICIAL         PERCENT OF
                  NAME OF BENEFICIAL OWNER                         OWNERSHIP(1)          CLASS
                  ------------------------                         ------------        ----------
John N. Kapoor, PhD(2)......................................         2,416,429           24.63%
  EJ Financial Enterprises, Inc.
  225 E. Deerpath, Suite 250
  Lake Forest, IL 60045
Robert E. Dudley, PhD(3)....................................            90,359               *
David E. Riggs(3)...........................................            85,594               *
Ronald L. Goode, PhD(3).....................................            83,986               *
James J. Lempenau(3)........................................            73,328               *
Roland Weiser(3)............................................            62,160               *
Fred Holubow(3).............................................            42,500               *
John E. Lee(3)..............................................            53,750               *
Gilbert E. Dwyer............................................                 0               *
All Directors and Executive Officers as a group (9
  persons)..................................................         2,908,106(4)        29.64%

-------------------------
 *  Less than 1%

(1) Beneficial and Percentage Ownership have been determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under this Rule, shares of Common Stock that may be acquired upon exercise of stock options within 60 days of the measurement date are deemed beneficially owned by the optionholder and included in calculating the optionholder's percentage ownership of Common Stock.

(2) Includes 1,676,429 shares of Common Stock beneficially owned by the John N. Kapoor Trust (the "Trust"), an affiliate of Dr. Kapoor; 485,000 shares of Common Stock held by a limited partnership created for the benefit of Dr. Kapoor's family members, of which Dr. Kapoor is the general partner; 20,000 shares held in trust for family members of which Dr. Kapoor's spouse is the Trustee and as to which Dr. Kapoor disclaims beneficial ownership; and 235,000 shares of Common Stock that may be purchased under stock options exercisable within 60 days of March 13, 1998.

(3) Includes incentive stock options and nonqualified stock options exercisable within 60 days of March 13, 1998 to purchase shares of Common Stock as follows: 83,750 shares by Dr. Dudley; 83,750 shares by Mr. Riggs; 70,486 shares by Dr. Goode; 57,328 shares by Mr. Lempenau; 56,170 shares by Mr. Weiser; 32,500 shares by Mr. Holubow; and 53,750 shares by Mr. Lee.

(4) Includes shares owned beneficially (including an aggregate of 672,734 shares of Common Stock that may be purchased under stock options exercisable within 60 days of March 13, 1998) and of record by the above-named officers and directors.

                              CERTAIN TRANSACTIONS

     The Company and EJ Financial Enterprises, Inc. ("EJ Financial"), an affiliate of Dr. John N. Kapoor, entered into an agreement, terminating March 27, 1997, pursuant to which EJ Financial provides independent consulting services to the Company at a fee to be determined on a yearly basis. The agreement may be terminated by either party upon 30 days' prior written notice and is subject to annual renewal by the parties. The Company paid $50,000 to EJ Financial under the contract with respect to fiscal 1997, $50,000 for fiscal 1996 and $50,000 for fiscal 1995. EJ Financial principally provides consulting support on strategic corporate objectives and operations' including sales and marketing strategies, new product strategies and key contacts within the industry and financial community. EJ Financial is engaged in a number of business activities, including consulting services to the Company and the payment to EJ Financial is not intended primarily to furnish compensation to Dr. Kapoor. In addition, for his services rendered as the Chairman of the Company, Dr. Kapoor was granted an option purchase 100,000 shares of Common Stock on April 24, 1997 of which 25,000 shares vest annually, commencing on the first anniversary of such grant.

     Dr. Goode is employed by the Company as its President and Chief Executive Officer under an Employment Agreement dated as of November 13, 1997. Under the Agreement, Dr. Goode's initial annual salary is $250,000 plus an automobile allowance of $12,000, net of taxes. Dr. Goode is eligible to receive incentive compensation bonuses of up to 50% of his salary upon the achievement of specific strategic goals determined by the Board following its consideration of recommendations from Dr. Goode. The Company is obligated to maintain a life insurance policy for Dr. Goode with the benefits payable to his estate, pay up to $10,000 per year of country club dues and expenses and make certain charitable donations at the direction of Dr. Goode. Under the Agreement, Dr. Goode has been granted options to purchase 400,000 shares of Common Stock under the 1991 Stock Option Plan at an exercise price of $7.50 per share, the fair market value on the date of grant. (See Executive Compensation -- Summary Compensation Table and Option Grants in Fiscal Year 1997 Table, above). Dr. Goode may request that the Company loan to him up to $750,000 to exercise the options, in part. Any such loan would bear interest at an annual rate equal to the Applicable Federal Rate, require annual payments of interest only with principal repayment four years from the date of the loan or one year from the date of termination of Dr. Goode's employment. The Employment Agreement may be terminated for Cause (as defined in the Agreement) or without Cause at any time. If Dr. Goode is terminated without Cause, or due to his death or disability, he is to receive his then current base salary for 12 months, medical, dental and disability benefits for 24 months, and a per diem share of his bonus for the preceding year and unused vacation time. The Company also has agreed to develop a compensation program for Dr. Goode and certain other persons in the event their employment is terminated due to a change of control that is consistent with industry programs in the pharmaceuticals industry. Dr. Goode is obligated to maintain the confidentiality of Company information at all times during and after termination of the Agreement.

     Dr. Dudley is employed by the Company under an Employment Agreement dated November 3, 1994. Under this agreement, Dr. Dudley received a base salary of $150,000 in 1996 and $204,000 in 1997 plus an automobile allowance of $7,200 per year and may receive bonuses based on a multiple of his annual salary, as may be determined by the Board, and may participate in the Company's insurance and retirement programs. The Agreement also provided for the grant of options to purchase 60,000 shares of Common Stock under the 1991 Stock Option Plan, as amended. Dr. Dudley may be terminated immediately for cause (as defined in the Employment Agreement) or upon 30 days notice without cause. If Dr. Dudley is terminated without cause, he is to receive his then current base salary and benefits for up to nine months after the date of termination. On January 13, 1997, the Board appointed Dr. Dudley Chief Executive Officer of the Company and increased his base compensation by $4,000 per month during the 11 month period that he served in that capacity.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires officers, directors, and persons who own more than 10% of the Company's equity securities to file statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) with the Securities and Exchange Commission (the SEC) and to furnish the Company with copies of all such forms they file. To the Company's knowledge based solely on the review of the copies of such forms received by it, the Company believes that during 1997 all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with and were timely filed except that as a result of administrative errors, a purchase of shares of Common Stock by Dr. Kapoor and by Dr. Goode was not timely reported to the SEC.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Coopers & Lybrand LLP was the Company's independent public accountant for the 1997 fiscal year. A representative from the Company's independent public accountants customarily attends the Annual Meeting and has the opportunity to make a statement if he or she so desires. This representative also is available to respond to appropriate questions. The Company has not yet selected its independent public accountant for the 1998 fiscal year.

                                 MISCELLANEOUS

     As of the date of this Proxy Statement, management does not know of any other matters that will come before the Annual Meeting. In the event that any other matter properly comes before the Annual Meeting, the persons named in the enclosed form of proxy intend to vote all proxies in accordance with their best judgment on such matters.

     It is the intention of the persons named in the enclosed form of proxy, unless otherwise directed by stockholders executing proxies, to vote all proxies received by them in time FOR the election of James J. Lempenau and Ronald L. Goode, Ph.D. into the class of directors whose term will expire in 2001.

     All shares represented by proxies to be voted at the Annual Meeting will be voted if received in time.

     A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 IS AVAILABLE WITHOUT CHARGE FROM THE CORPORATE SECRETARY, UNIMED PHARMACEUTICALS, INC., 2150 EAST LAKE COOK ROAD, BUFFALO GROVE, ILLINOIS 60089, TELEPHONE: (847) 541-2525.

                              1999 ANNUAL MEETING

     Proposals of stockholders intended to be represented at the next Annual Meeting of Stockholders to be held in 1999 must be received by the Company on or before December 29, 1998 for inclusion in the Company's Proxy Statement and form of proxy relating to that Annual Meeting.

                                          UNIMED PHARMACEUTICALS, INC.

                                          DAVID E. RIGGS
                                          Secretary

Dated: April 29, 1998

             PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD NOW

                                   APPENDIX A

                          UNIMED PHARMACEUTICALS, INC.
                         1998 LONG-TERM INCENTIVE PLAN

                               TABLE OF CONTENTS

ARTICLE                                                                 PAGE
-------                                                                 ----
   1.     Establishment, Objectives, and Duration.....................    1
          1.1.  Establishment of the Plan.............................    1
          1.2.  Objectives of the Plan................................    1
          1.3.  Duration of the Plan..................................    1
   2.     Definitions.................................................    1
   3.     Administration..............................................    3
          3.1.  The Committee.........................................    3
          3.2.  Authority of the Committee............................    3
          3.3.  Decisions Binding.....................................    3
   4.     Shares Subject to the Plan and Maximum Awards...............    4
          4.1.  Number of Shares Available for Grants.................    4
          4.2.  Adjustments in Authorized Shares......................    4
          4.3.  Maximum Awards........................................    4
   5.     Eligibility and Participation...............................    4
          5.1.  Eligibility...........................................    4
          5.2.  Actual Participation..................................    4
   6.     Stock Options...............................................    4
          6.1.  Grant of Options......................................    4
          6.2.  Award Agreement.......................................    4
          6.3.  Option Price..........................................    4
          6.4.  Duration of Options...................................    4
          6.5.  Exercise of Options...................................    5
          6.6.  Payment...............................................    5
          6.7.  Restrictions on Share Transferability.................    5
          6.8.  Termination of Employment.............................    5
          6.9.  Nontransferability of Options.........................    5
          (a) Incentive Stock Options.................................    5
          (b) Nonqualified Stock Options..............................    5
          (c) Limitations on ISOs.....................................    5
   7.     Nonemployee Director Stock Options..........................    6
          7.1.  Grant of Options......................................    6
          7.2.  Award Agreement.......................................    6
          7.3.  Option Price..........................................    6
          7.4.  Duration of Options...................................    6
          7.5.  Exercise of Options...................................    6
          7.6.  Payment...............................................    6
          7.7.  Restrictions on Share Transferability.................    6
          7.8.  Termination of Service................................    7
          7.9.  Nontransferability of Options.........................    7
          7.10. Administration........................................    7
   8.     Restricted Stock............................................    7
          8.1.  Grant of Restricted Stock.............................    7
          8.2.  Restricted Stock Agreement............................    7
          8.3.  Transferability.......................................    7
          8.4.  Other Restrictions....................................    7
          8.5.  Voting Rights.........................................    8
          8.6.  Dividends and Other Distributions.....................    8
          8.7.  Termination of Employment.............................    8

ARTICLE                                                                 PAGE
-------                                                                 ----
   9.     Performance Units and Performance Shares....................    8
          9.1.  Grant of Performance Units/Shares.....................    8
          9.2.  Value of Performance Units/Shares.....................    8
          9.3.  Earning of Performance Units/Shares...................    8
          9.4.  Form and Timing of Payment of Performance
          Units/Shares................................................    8
          9.5.  Termination of Employment.............................    9
          9.6.  Nontransferability....................................    9
  10.     Performance Measures........................................    9
          10.1. Initial Performance Measures..........................    9
          10.2. Committee Discretion..................................    9
  11.     Beneficiary Designation.....................................    9
  12.     Deferrals...................................................    9
  13.     Rights of Employees.........................................    9
          13.1. Employment............................................    9
          13.2. Participation.........................................   10
  14.     Change in Control...........................................   10
          14.1. Treatment of Outstanding Awards.......................   10
          14.2. Termination, Amendment, and Modifications of
          Change-in-Control Provisions................................   10
  15.     Amendment, Modification, and Termination....................   10
          15.1. Amendment, Modification, and Termination..............   10
          15.2. Adjustment of Awards Upon the Occurrence of Certain
          Unusual or Nonrecurring Events..............................   10
          15.3. Awards Previously Granted.............................   10
          15.4. Compliance with Code Section 162(m)...................   11
  16.     Withholding.................................................   11
          16.1. Tax Withholding.......................................   11
          16.2. Share Withholding.....................................   11
  17.     Indemnification.............................................   11
  18.     Successors and Assigns......................................   11
  19.     Legal Construction..........................................   11
          19.1. Gender and Number.....................................   11
          19.2. Severability..........................................   11
          19.3. Requirements of Law...................................   12
          19.4. Securities Law Compliance.............................   12
          19.5. Governing Law.........................................   12

                          UNIMED PHARMACEUTICALS, INC.
                         1998 LONG-TERM INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION

     1.1. ESTABLISHMENT OF THE PLAN. Unimed Pharmaceuticals, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes, subject to approval by the Company's stockholders at the Company's 1998 annual meeting of stockholders, an incentive compensation plan to be known as the Unimed Pharmaceuticals, Inc. 1998 Long-Term Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document.

     The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

     The Plan shall become effective on May 28, 1998 (the Effective Date ) and shall remain in effect as provided in Section 1.3 hereof.

     1.2. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

     1.3. DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after April 30, 2008.

ARTICLE 2. DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1. "AFFILIATE" means any person who is, at the Effective Date, controlling or controlled by, or under common control with, the Company.

     2.2. "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Shares or Performance Units.

     2.3. "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

     2.4. "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.5. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     2.6. "CONSULTANT" means Persons and employees of Persons who provide bona fide services to the Company that are not Employees or Directors.

     2.7. A "CHANGE IN CONTROL OF THE COMPANY" shall have occurred if, after the Effective Date: (a) any Person (within the meaning of Section 13(d) of the Exchange Act) other than the Company or an Affiliate shall become the Beneficial Owner, directly or indirectly, of forty percent (40%) or more of the outstanding Voting Stock (such Person's beneficial ownership to be determined, in the case of rights to acquire Voting Stock, pursuant to paragraph (d) of Rule 13d-3 under the Exchange Act); or (b) the stockholders of the Company shall approve: (i) the dissolution of the Company; or (ii) any sale, lease, exchange, or other transfer of all or substantially all of the assets of the Company to any Person other than an Affiliate; or (iii) a merger or consolidation of the Company with or into, or the acquisition by the Company of any Person other than a merger or consolidation with or into, or the acquisition by the Company of, another Person in a transaction that results in the voting securities of the Company continuing to represent (by conversion or otherwise) at least 50% of the combined voting power of the voting securities of the surviving Person.

     2.8. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     2.9. "COMMITTEE" means the Compensation Committee of the Board, as specified in Article 3 herein, or such other committee appointed by the Board to administer the Plan with respect to grants of Awards. Where appropriate to qualify Awards for the Performance-Based Exception, the Committee shall have a minimum of two (2) directors and shall consist solely of outside directors, as required by Code Section 162(m).

     2.10. "COMPANY" means Unimed Pharmaceuticals, Inc., a Delaware corporation, and any successor or assign thereto as provided in Article 18 herein.

     2.11. "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

     2.12. "DISABILITY" shall have the meaning ascribed to such term in the discretion of the Committee.

     2.13. "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.1 hereof.

     2.14. "EMPLOYEE" means any employee of the Company or its Subsidiaries. Directors who are not employed by the Company shall not be considered Employees under this Plan.

     2.15. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.16. "FAIR MARKET VALUE" shall be determined on the basis of the closing sale price, rounded, if necessary, the next full $.01 of the closing price, on the NASDAQ Stock Exchange -- National Market, or if not listed on such exchange, any other national exchange on which the Shares are listed or included for quotation, if applicable, on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

     2.17. "INCENTIVE STOCK OPTION" or "ISO" mean an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

     2.18. "INSIDER" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     2.19. "NAMED EXECUTIVE OFFICER" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of covered employees, as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

     2.20. "NONEMPLOYEE DIRECTOR" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company.

     2.21. "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Articles 6 or 7 herein and which is not intended to meet the requirements of Code Section 422.

     2.22. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Articles 6 or 7 herein.

     2.23. "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.24. "PARTICIPANT" means an Employee, Consultant or Director who has outstanding an Award granted under the Plan.

     2.25. "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     2.26. "PERFORMANCE SHARE" means an Award granted to an Employee, as described in Article 10 herein.

     2.27. 'PERFORMANCE UNIT" means an Award granted to an Employee, as described in Article 10 herein.

     2.28. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

     2.29. "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited partnership, limited liability company, trust, unincorporated organization, government or agency or political subdivision of any government. When the context of this Plan so indicates, such term also has the meaning assigned to it in Section 13(d) of the Exchange Act.

     2.30. "RESTRICTED STOCK" means an Award granted to an Employee pursuant to
Article 9 herein.

     2.31. "RETIREMENT" shall have the meaning ascribed to such term in the discretion of the Committee.

     2.32. "SHARES" means the shares of the Company's common stock, par value $0.25 per share.

     2.33. "SUBSIDIARY" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

     2.34. "VOTING STOCK" means shares of capital stock of the Company the holders of which are entitled to vote for the election of directors of the Company, but excluding shares entitled to vote only upon the occurrence of a contingency unless that contingency shall have occurred.

ARTICLE 3. ADMINISTRATION

     3.1. THE COMMITTEE. Except as provided in Article 7, the Plan shall be administered by the Committee, or for Awards that are not intended to comply with Code Section 162(m) by any other committee appointed by the Board to administer the Plan with respect to the grant of Awards. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

     3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees, Consultants and Nonemployee Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to Employees; establish, amend, or waive rules and regulations for the Plan's administration as they apply to Employees; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, except as provided in Article 7, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan, as the Plan applies to Employees, Consultants and Nonemployee Directors. As permitted by law, the Committee may delegate its authority as identified herein.

     3.3. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     4.1. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2 herein, there is hereby reserved for issuance under the Plan a total of 1,000,000 shares of the authorized but unissued common stock of the Company. If any Award shall expire, lapse, terminate or be cancelled without having been exercised in full, the unissued Shares subject thereto shall be again available for issuance under the Plan. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

     4.2. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, reverse stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

     4.3. MAXIMUM AWARDS. In no event shall the aggregate number of shares of Common Stock for which any one Participant may be granted Options, or be issued Restricted Stock or be issued Performance Shares for any given year exceed fifty percent (50%) of the total number of Shares provided in Section 4.1, as adjusted pursuant to Section 4.2, over the term of the Plan.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

     5.1. ELIGIBILITY. Persons eligible to participate in this Plan include all Employees, including Employees who are members of the Board, and all Non-Employee Directors. In addition, Consultants are eligible to participate in NQSOs under the Plan.

     5.2. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Consultants and Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS

     6.1. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

     6.2. AWARD AGREEMENT. Each Option grant under this Article 6 shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSQ whose grant is intended not to fall under the provisions of Code Section 422.

     6.3. OPTION PRICE. The Option Price for each grant of an Option under this
Article 6 shall be at least equal to eighty-five percent (85%) of the Fair Market Value of a Share on the date the Option is granted in the case of an NQSO and one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted in the case of an ISO.

     6.4. DURATION OF OPTIONS. Each Option granted to an Employee or Consultant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its grant.

     6.5. EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Employee.

     6.6. PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or
(c) by a combination of (a) and (b). The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Employee or Consultant, in the Employee's or Consultant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7. RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8. TERMINATION OF EMPLOYMENT. Each Employee's Option Award Agreement shall set forth the extent to which the Employee shall have the right to exercise the Option following termination of the Employee's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Employee, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment.

     6.9. NONTRANSFERABILITY OF OPTIONS.

     (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, or as otherwise determined by the Committee, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to an Employee under the Plan shall be exercisable during his or her lifetime only by such Employee or by the Employee's guardian or legal representative.

     (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in an Employee's or Consultant's Award Agreement, no NQSO granted under this Article 6 may be sold, or as otherwise determined by the Committee, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an Employee's Award Agreement, all NQSOs granted to an Employee under this Article 6 shall be exercisable during his or her lifetime only by such Employee or by the Employee's guardian or legal representative.

     (c) LIMITATIONS ON ISOS.

          (i) Notwithstanding anything in the foregoing to the contrary, any ISO granted to an Employee that at the time of grant owns more than 10% of the total combined voting power of the Company shall be granted at an Option Price not less than 110% of the Fair Market Value of a Share on the date of grant and shall not be exercisable later than the fifth (5th) anniversary date of its grant;

          (ii) Under no circumstances shall the aggregate Fair Market Value of Shares for which any Employee may be granted ISOs which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) exceed $100,000. Any Options granted as ISOs that exceed the limitations herein shall constitute NQSOs.

ARTICLE 7. NONEMPLOYEE DIRECTOR STOCK OPTIONS

     7.1. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan:

     (a) Each Nonemployee Director of the Company shall receive annually NQSOs to acquire 7,500 Shares concurrent with the Board of Directors meeting following the Company's annual meeting of stockholders;

     (b) Each Nonemployee Director of the Company that is the Chairman of a standing committee of the Board, including, without limitation, an executive committee, audit committee, compensation committee and the Committee, shall receive NQSOs to acquire 1,000 Shares concurrent with the Board of Directors meeting at which the Nonemployee Director is elected or re-elected Chairman of such standing committee of the Board; and

     (c) Each Nonemployee Director of the Company that is a member (other than Chairman) of a standing committee of the Board, including, without limitation, an executive committee, audit committee, compensation committee and the Committee, shall receive NQSOs to acquire 500 Shares concurrent with the Board of Directors meeting at which the Nonemployee Director is elected or re-elected a member of such standing committee of the Board.

     If a Nonemployee Director begins service other than in connection with an annual meeting of stockholders, such Nonemployee Director shall receive a grant of NQSOs to acquire 10,000 Shares on the date of the first meeting of the Board on or after the date of the Nonemployee's election to the board.

     7.2. AWARD AGREEMENT. Each NQSO grant under this Article 7 shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the NQSO, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine.

     7.3. OPTION PRICE. The Option Price for each grant of an NQSO under this
Article 7 shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the NQSO is granted.

     7.4. DURATION OF OPTIONS. Each NQSO granted to a Nonemployee Director shall expire on the tenth (10th) anniversary date of its grant.

     7.5. EXERCISE OF OPTIONS. NQSOs granted under this Article 7 shall become exercisable on the date of the first annual meeting of stockholders next following the date of grant, provided that the Nonemployee Director has been in attendance in person at one-half or more of the regularly scheduled meetings of the Board or committee, as the case may be from the date of grant through the annual meeting of stockholders next following the date of grant, and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for each grant or for each Nonemployee Director. Any NQSOs granted under this Article 7 that shall not become exercisable as aforesaid, shall lapse and be of no further force or effect.

     7.6. PAYMENT. Options granted under this Article 7 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the NQSO is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any NQSO shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (c) by a combination of
(a) and (b). The Board also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan's purpose and applicable law. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Nonemployee Director, in the Nonemployee Director's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the NQSO(s).

     7.7. RESTRICTIONS ON SHARE TRANSFERABILITY. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 7 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     7.8. TERMINATION OF SERVICE. Each Nonemployee Director's Option Award Agreement shall set forth the extent to which the Nonemployee Director shall have the right to exercise the Option following termination of the Nonemployee Director's service with the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Nonemployee Director, need not be uniform among all Options issued pursuant to this Article 7, and may reflect distinctions based on the reasons for termination of service.

     Notwithstanding anything in the foregoing to the contrary, any Nonemployee Director that shall have his or her service with the Company terminate, for any reason, after achieving 65 years of age shall have the right to exercise his or her Options through the tenth anniversary of the date of grant of the Option.

     7.9. NONTRANSFERABILITY OF OPTIONS. No NQSO granted under this Article 7 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Board may, in its sole discretion, permit a Nonemployee Director to transfer an NQSO to members of the Nonemployee Director's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners, or to other persons or entities which are approved in advance by the Board. Further, except as otherwise provided in a Nonemployee Director's Award Agreement, all NQSOs granted to a Nonemployee Director under this Article 7 shall be exercisable during his or her lifetime only by such Nonemployee Director.

     7.10. ADMINISTRATION. Awards granted under this Article 7 shall be administered by the Board or by such committee appointed by the Board to administer Awards granted under this Article 7. The Board may delegate to such committee any or all of the discretionary authority vested in the Board under this Article 7.

ARTICLE 8. RESTRICTED STOCK

     8.1. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees in such amounts as the Committee shall determine.

     8.2. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

     8.3. TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to an Employee under the Plan shall be available during his or her lifetime only to such Employee.

     8.4. OTHER RESTRICTIONS. Subject to Article 10 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Employees pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws. The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Employee after the last day of the applicable Period of Restriction.

     8.5. VOTING RIGHTS. During the Period of Restriction, Employees holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

     8.6. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Employees holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Named Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

     8.7. TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Employee shall have the right to receive unvested Restricted Shares following termination of the Employee's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Employee, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment; provided, however that, except in the cases of terminations connected with a Change in Control and terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Named Executive Officers shall occur at the time they otherwise would have, but for the employment termination.

ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

     9.1. GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Employees in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     9.2. VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Employee. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a Performance Period.

     9.3. EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Employee over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved, as certified by the Committee.

     9.4. FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Unless otherwise determined by the Committee, payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/ Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. At the discretion of the Committee, Employees may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Employees (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein). In addition, Employees may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

     9.5. TERMINATION OF EMPLOYMENT. Unless determined otherwise by the Committee, in the event the employment of an Employee is terminated, all Performance Units/Shares shall be forfeited by the Employee to the Company.

     9.6. NONTRANSFERABILITY. Except as otherwise provided in an Employee's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an Employee's Award Agreement, an Employee's rights under the Plan shall be exercisable during the Employee's lifetime only by the Employee or the Employee's legal representative.

ARTICLE 10. PERFORMANCE MEASURES

     10.1. INITIAL PERFORMANCE MEASURES. Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among earnings per share, economic value added, market share, net income, operating profit, return on assets, return on equity, return on investment, revenue, share price, stock price growth, total stockholder return, debt reduction, cash flow, working capital management, bona fide National Drug Act filings and National Drug Act approvals.

     10.2. COMMITTEE DISCRETION. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Named Executive Officers, may not be increased (the Committee shall retain the discretion to modify or cancel such Awards at any time). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures for the Performance-Based Exception without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

ARTICLE 11. BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 12. DEFERRALS

     The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13. RIGHTS OF EMPLOYEES

     13.1. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     13.2. PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 14. CHANGE IN CONTROL

     14.1. TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise determined by the Board in writing at or after grant but prior to the occurrence of a Change of Control, specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

     (a) Any and all Options granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

     (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse;

     (c) Unless otherwise provided in the Award Agreement, the target payout opportunities attainable under all outstanding Awards of Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants not more than thirty (30) days following the effective date of the Change in Control a pro rata amount based upon an assumed achievement of all relevant performance goals.

     14.2. TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Board, upon recommendation of the Committee, may terminate, amend, or modify this Article 14 at any time and from time to time prior to the date of a Change in Control.

ARTICLE 15. AMENDMENT, MODIFICATION, AND TERMINATION

     15.1. AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

     The Plan, each Award and the grant and exercise thereof, and the obligation of the Company to sell and issue shares under the Plan shall be subject to all applicable laws, rules, regulations, and governmental and stockholder approvals, and the Committee may make such amendment or modification thereto as it shall deem necessary to comply with any such laws, rules, and regulations or to obtain any such approvals.

     15.2. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with requirements of Section 162(m) of the Code.

     15.3. AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

     15.4. COMPLIANCE WITH CODE SECTION 162(M). At all times when Code Section 162(m) is applicable, all Awards to Named Executive Officers granted under this Plan shall comply with the requirements of Code Section 162(m). However, in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required, except that an Award that is intended to comply with the requirements of Code Section 162(m) may not be amended in a manner inconsistent with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to, and prior to the issuance of, any Award or Awards available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate.

ARTICLE 16. WITHHOLDING

     16.1. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     16.2. SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 17. INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 18. SUCCESSORS AND ASSIGNS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or the Company's assigns, whether the existence of such successor or assign is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 19. LEGAL CONSTRUCTION

     19.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     19.2. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     19.3. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     19.4. SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     19.5. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Delaware.

                                   APPENDIX B

                                   AMENDMENT
                                       TO
                          UNIMED PHARMACEUTICALS, INC.
                             1991 STOCK OPTION PLAN

     The Unimed Pharmaceuticals, Inc. 1991 Stock Option Plan, as amended on March 26, 1996 (the "Plan"), is hereby amended as follows (capitalized terms used but not defined herein shall have the meanings ascribed to them in the
Plan):

     WHEREAS, the Plan provides, in part, for the grant of Options to purchase shares of Common Stock to Outside Directors of the Company;

     WHEREAS, the Company is adopting the Unimed Pharmaceuticals, Inc. Long-Term Incentive Plan which, among other things provides for the grant of non-qualified stock options to the non-employee directors of the Company; and

     WHEREAS, the Board of Directors has determined that it is in the best interest of the Company to amend the Plan to (a) supersede the authority to grant Options to Outside Directors, as such, under the Plan with annual award Options granted under the Long-Term Incentive Plan, and (b) made reasonably comparable certain rights granted to Outside Directors as to Options granted under the Plan with rights granted under the Long-Term Incentive Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

          A. Notwithstanding anything in Section 8.D of the Plan to the contrary, from and after the effective date of the Unimed Pharmaceuticals, Inc. Long-Term Incentive Plan, no Options shall be granted to Outside Directors under the Plan in any year in which annual award Options are granted to Outside Directors under said Long-Term Incentive Plan.

          B. Notwithstanding anything in Section 10.C to the contrary, from and after the effective date of this Amendment, up to 100% of the payment of the option price payable upon exercise of an Option may be made in kind by the delivery of shares of common stock having a fair market value equal to the portion of the option price as paid.

          C. Section 11 is hereby amended by adding the following after the first sentence:

             "Notwithstanding the foregoing, the Board may, in its sole discretion, permit an Outside Director to transfer an Option to members of the Outside Director's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners, or to other persons or entities which are approved in advance by the Board."

          D. Section 12.B is hereby deleted and is replaced and superseded by the following:

             "Each Outside Director's Option Agreement shall set forth the extent to which the Outside Director shall have the right to exercise the Option following termination of the Outside Director's service with the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Option Agreement entered into with each Outside Director, need not be uniform among all Options, and may reflect distinctions based on the reasons for termination of service.

             Notwithstanding anything in the foregoing to the contrary, any Outside Director that shall have his or her service with the Company terminate, for any reason, after achieving 65 years of age shall have the right to exercise his or her Options through the tenth anniversary of the date of grant of the Option."

          E. The foregoing amendments shall be applicable to Options granted and to be granted under the Plan.

          F. Except as provided herein, the Plan shall continue unchanged and in full force and effect.

          G. The Amendment shall be effective upon approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at a meeting of the stockholders at which the Amendment is considered and voted upon.

                                      PROXY

                          UNIMED PHARMACEUTICALS, INC.
                             2150 E. LAKE COOK RD.,
                          BUFFALO GROVE, ILLINOIS 60089
                      THIS PROXY IS SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 28, 1998.

         The undersigned hereby appoints Dr. John N. Kapoor, Dr. Ronald L. Goode, and David E. Riggs, and each of them, as proxies with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares of the undersigned in Unimed Pharmaceuticals, Inc. at the Annual Meeting of Stockholders to be held at Harris Trust and Savings Bank, Presentation Room, Room 20C, 111 West Monroe Street, Chicago, Illinois 60603 on May 28, 1998 at 10:00 a.m., Chicago time, and at any adjournment thereof, upon all subjects that may properly come before the meeting, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE, FOR PROPOSALS 2 AND 3, AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

         PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DO NOT SIGN AND RETURN A PROXY, OR ATTEND THE MEETING AND VOTE BY BALLOT, YOUR SHARES CAN NOT BE VOTED.

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.

          1. For the election of JAMES J. LEMPENAU and RONALD L. GOODE, Ph.D. as Class III directors, to hold office until the Annual Meeting in 2001 or until their successors are duly elected and qualified.

                    TO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, LINE THROUGH OR OTHERWISE STRIKE OUT THE NAME OF THE NOMINEE.

          2. Approval of the 1998 Long-Term Incentive Plan and in satisfaction of the requirements of Section 162(m) of the Internal Revenue Code of 1986.

                    [ ] FOR             [ ] AGAINST                 [ ] ABSTAIN

          3. For the approval of the amendment of the Company's 1991 Stock Option Plan.

                    [ ] FOR             [ ] AGAINST                 [ ] ABSTAIN

          4. To transact such other business as may properly come before the meeting.

                                     Signatures:   ____________________________
                                                   ____________________________

                                     Dated:        _____________________, 1998

Please sign exactly as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give full title or capacity as such.



                                       24